UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Citi Trends, Inc. (the “Company”) and its subsidiary are parties to a credit agreement with Bank of America, N.A., dated October 27, 2011, as amended on August 18, 2015 (the “Revolving Credit Facility”). The Revolving Credit Facility provides a $50 million credit commitment and a $25 million uncommitted “accordion” feature that under certain circumstances could allow the Company to increase the size of the facility to $75 million and matures on August 18, 2020. The material terms of the Revolving Credit Facility are described under “Item 1. Financial Statements – Notes to the Condensed Consolidated Financial Statements – Note 7. Revolving Line of Credit” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 2, 2019 filed with the Securities and Exchange Commission on December 6, 2019, which is incorporated herein by reference. As of February 1, 2020, there were no outstanding borrowings on the Revolving Credit Facility.

On March 20, 2020, the Company committed to borrow $43.7 million in principal amount under the Revolving Credit Facility. The current interest rate for the borrowing under the Revolving Credit Facility is 3.5%.

The Company’s borrowing under the Revolving Credit Facility was a proactive measure taken by the Company to increase its cash position and preserve financial flexibility in light of current uncertainties resulting from the coronavirus (COVID-19) outbreak. In accordance with the terms of the Revolving Credit Facility, the proceeds from this borrowing may in the future be used for working capital, general corporate purposes or other purposes permitted by the Revolving Credit Facility.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 23, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: March 23, 2020	By:	/s/ Stuart C. Clifford
	Name:	Stuart C. Clifford
	Title:	Chief Financial Officer